                                                                   EXHIBIT 10.14


                             PUBLISHING AGREEMENT


In consideration of the mutual promises contained in this PUBLISHING AGREEMENT, Shortland Publications Limited, of 360 Dominion Rd, Auckland 3, Zealand, a New Zealand Corporation ("Licensor"), and Brilliant Interactive Ideas Pty Limited ACN 061 228 668, of Level 1, 17 The Corso, Manly, New South Wales, Australia, 2095, an Australian corporation ("Licensee"), agree as follows:

1.   DEFINITIONS

For purposes of this Agreement:

(a) "Agreement" means this PUBLISHING AGREEMENT, together with Exhibits A and B and any other addenda attached hereto and each supplemental Exhibit A signed by both parties, as the same may be amended from time to time in accordance with this Agreement.

(b) "Effective Date" shall mean the date upon which this Agreement has been executed by both parties.

(c) "License Fees" shall mean the license fees payable by Licensee for the rights granted herein as set forth in Exhibit A.

(d) "Licensed Materials" means the copyrighted materials identified in Exhibit B, including all updates, revisions, new volumes and sequels thereto.

2.   GRANT OF LICENSE

Without limiting the foregoing the Licensor grants the Licensee the worldwide non exclusive right to publish, reproduce, perform in public, broadcast, transmit to subscribers under a diffusion service, broadcast and adapt (and do all the foregoing in relation to such adaptation) the Licensed Materials electronically, including without limitation, on computer disc and magnetic medium, CD-ROM, CD-I, ROM-cartridge.

3.   EFFECTIVE DATE AND TERM

The term of this Agreement and of each license granted under this Agreement shall begin on the Effective Date and shall continue thereafter for a period of CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION or until this Agreement is terminated under Section 12 below.

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

So long as Licensee is in compliance with the terms and conditions of this Agreement, this Agreement shall be automatically renewed for subsequent CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION) year terms.

4.   PAYMENT, REPORTING AND AUDIT

(a) For the rights granted herein, Licensee shall pay Licensor the License Fees set forth in Exhibit A. License Fees shall be based upon gross amounts received by Licensee and payable for each copy of the Licensed Materials for which Licensee receives compensation from Licensee's customer. Licensee shall be entitled to a credit equal to the License Fees previously paid by Licensee for Licensed Materials returned to Licensee by Licensee's customers. The Licensee shall be entitled to deduct any withholding tax from the License Fees and shall advise the Licensor of the amount and particulars of any deduction in order that the Licensor may apply for any applicable foreign tax credit.

(b) Within twenty-five (25) days after each calendar quarter, Licensee shall provide Licensor with a report setting forth the number of copies of Licensed Materials distributed by Licensee during the preceding calendar quarter and the gross amount received by Licensee from Licensee's customers for Licensed Materials. At the time such report is submitted to Licensor, Licensee shall pay Licensor the License Fees then due.

(c) In order to enable Licensor to audit the statements submitted by Licensee under this Agreement, Licensee shall maintain at Licensee's place of business referenced in the Agreement complete and accurate books and records, examination of which would enable an independent chartered accountant, agreed to by the parties, to audit the statements submitted by Licensee under this Agreement. Once a year and upon thirty (30) days written notice, the said independent chartered accountant may conduct, at Licensor's sole cost and expense, such audits as reasonably necessary to determine Licensee's compliance with its reporting and payment obligations under this Agreement. Licensee agrees to reasonably cooperate with the independent chartered accountant in performing such audits. Such audits as are conducted shall be subject to such reasonable scrutiny procedures and limitations as Licensee may impose, and the independent chartered accountant and Licensor and respective employees, agents and contractors shall make no use of any information obtained in the course of such audits other than for the purposes hereof. Independent chartered accountant and Licensor and respective employees, agents or contractors shall retain no copies of any materials or data obtained in the course of such audits other than that reasonably necessary to verify Licensee's performance. If such audits reveal that Licensee has under-reported the number of copies of Licensed Materials for which Licensee received compensation from Licensee's customers on any report submitted pursuant to Section 4(b) above, Licensee shall pay to Licensor the appropriate License Fees due and owing and bear the cost of the audit.

5.   SHIPMENT AND DELIVERY

Licensor will ship the Licensed Materials, in hard copy, to Licensee within CONFIDENTIAL

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INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION) CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION after the Effective Date. All shipments hereunder shall be F.O.B. Licensee.

6.   LICENSEE'S OBLIGATIONS

(a) Licensee agrees to use its reasonable efforts to publish and market the Licensed Materials as deemed appropriate in Licensee's sole discretion.

(b) Notwithstanding Section 6(a) above, Licensee shall be entitled to discontinue marketing the Licensed Materials, or any portion thereof. Further, Licensee, in its sole discretion, shall be entitled to determine the method and form of marketing, distribution and publication of the Licensed Materials, as the same may be changed by Licensee.

7.   LEFT BLANK

8.   LEFT BLANK

9.   PROPRIETARY RIGHTS

(a) Licensor warrants that it has the right to enter into this Agreement and grant the rights and licenses granted to Licensee hereunder.

(b) Title to the Licensed Materials is not being transferred to Licensee under this Agreement. Instead, Licensee is granted a license to the Licensed Materials as set forth herein.

10.  INDEMNITIES

(a) The Licensor shall indemnify, defend and hold Licensee, its agents and employees, harmless from any loss, damage or liability (including attorneys' fees, costs and expenses) resulting from a claim that Licensed Materials infringe any copyright, license, trade secret, or other proprietary rights of a third party and in addition the Licensor shall:

     (i) procure for the Licensee the right to continuance to use the Licensed Materials in accordance with this Agreement; or

     (ii) modify the Licensed Materials so that they become non infringing, provided this is acceptable to the Licensee; and

     (iii) where the Licensor does not comply with Clauses 10(a)(i) or (ii), refund any

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

            License Fees that have been paid by the Licensee relating to the infringing Licensed Materials.

(b) Licensor shall indemnify, defend and hold Licensee, its agents and employees, harmless from any loss, damage or liability (including attorneys' fees, costs and expenses) resulting from a claim that Licensed Materials is defamatory, libelous or untrue.

11.  LIMITATION OF LIABILITY AND REMEDY

EXCEPT AS SET FORTH IN SECTION 10, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, PERSONAL INJURY, PROPERTY DAMAGE, LOST PROFITS OR OTHER ECONOMIC LOSS ARISING IN CONNECTION WITH THIS AGREEMENT AND LICENSEE'S PUBLICATION OF THE LICENSED MATERIALS. THIS LIMITATION OF LIABILITY WILL APPLY REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT OR TORT, INCLUDING NEGLIGENCE AND INDEPENDENT OF ANY FAILURE OF ESSENTIAL PURPOSE OF THE LIMITED WARRANTY AND REMEDIES PROVIDED HEREUNDER. THIS DISCLAIMER SHALL APPLY WHETHER OR NOT THE OTHER PARTY HAS BEEN APPRISED OF THE POSSIBILITY OF SUCH DAMAGES PROVIDED ALWAYS THAT THE FOREGOING SHALL NOT EXCLUDE THE LICENSOR'S LIABILITY FOR DIRECT DAMAGES OR RELIANCE DAMAGES RESULTING FROM THE LICENSOR'S NEGLIGENCE OR A BREACH OF THIS AGREEMENT.

12.  TERMINATION

(a) In the event either party breaches any material provision of this Agreement and fails to remedy the breach within thirty (30) days after written notice thereof, the non-breaching party may terminate this Agreement immediately by giving breaching party written notice.

(b) Licensee may terminate this Agreement upon thirty (30) days prior written notice.

(c) Upon termination of this Agreement, all licenses granted by Licensor to Licensee

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

hereunder shall terminate. Notwithstanding the foregoing, after termination of this Agreement, Licensee shall be entitled to distribute all Licensed Materials or products in which the Licensed Materials have been incorporated remaining in Licensee's inventory or in relation to which the Licensee has entered into binding commitments with its customers to supply.

(d) The provisions of Sections 4, 9, 10, 11, 13 and 14 of this Agreement shall survive any termination.

13.  NOTICE

Every notice or other communication required or contemplated by this Agreement shall be delivered either by (i) personal delivery, (ii) postage prepaid return receipt requested, registered or certified mail, (iii) nationally recognized overnight courier, or (iv) facsimile with a confirmation copy sent simultaneously by postage prepaid, return receipt requested, registered or certified mail, in each case addressed to the party for whom intended at the address appearing after that party's signature on this Agreement or at such other address as the intended recipient previously shall have designated by written notice to the other party. Notices shall be effective on the earliest of the date of personal delivery, the date officially recorded as delivered by official postal or independent courier service, the date sent if sent by facsimile, or the seventh (7th) business day after any deposit in the mail. Notice not given in writing shall be effective only if acknowledged in writing by a duly authorized representative of the party to whom it was given.

14.  GENERAL

(a) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute only one and the same instrument.

(b) Law to Govern. The construction, interpretation and performance of this Agreement and all transactions related thereto shall be governed by and construed in accordance with the substantive laws of New Zealand. The parties expressly agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. Further, each party consents to the jurisdiction of, and venue in, New Zealand, and agrees that any action or lawsuit arising under this Agreement or relating to the subject matter thereof shall be maintained in New Zealand.

(c) Written Agreement to Govern; Amendments; Waivers. This Agreement sets forth the entire understanding and supersedes and merges all prior and contemporaneous agreements between the parties relating to the subject matter contained herein, and neither party shall be bound by any provision, amendment or modification other than as expressly stated in or contemplated by this Agreement or as subsequently shall be set forth in writing and executed by a duly authorized representative of the party to be bound thereby. All waivers hereunder must

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

be made in writing, and failure at any time to require the other party's performance of any obligation under this Agreement shall not affect the right subsequently to require performance of that obligation. Any waiver of any breach of this Agreement shall not be construed as a waiver of any continuing or succeeding breach.

(d) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Agreement should be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and the balance of this Agreement shall be interpreted as if such provision were so excluded. The parties hereto agree to replace any invalid, illegal or unenforceable provision with a provision which has the most similar permissible economic and legal effect to the invalid, illegal or unenforceable provision.

(e) Subject Headings. The subject headings of the Sections of this Agreement are included for the purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

(f) Attorneys' Fees. If any action or proceeding shall be commenced to enforce or interpret this Agreement or any right arising in connection with this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from the other party all reasonable attorneys' fees, costs and expenses incurred by such prevailing party in connection with such action or proceeding.

(g) Successors and Assigns. This Agreement shall be binding on, and shall inure to the benefit of, the successors and assigns of Licensor and Licensee. The Licensee shall be entitled to assign this Agreement and the Licensor will consent to such assignment provided that the Licensor shall be entitled to withhold consent if it believes that the Licensee's proposed assignee is not a fit and proper party.

(h) Relationship of Parties. The relationship of the parties is that of independent contractors. No one party is the agent of the other and neither party is authorized to act on behalf of the other party.

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

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth below.

"Licensor"                              "Licensee"

Shortland Publications Limited          Brilliant Interactive Ideas Pty Limited
A New Zealand Corporation               ACN 061 228 668
                                        An Australian corporation


By /s/ Avalyn Davidson                  By /s/ Mark Miller
   ---------------------------             ---------------------------
       Signature                               Signature

     Avalyn Davidson                         Mark Miller
------------------------------          ------------------------------
Name (Type or Print)                    Name (Type or Print)

     Managing Director                       Managing Director
------------------------------          ------------------------------
Title                                   Title

     9 March        1994                     9 March      1994
------------------------------          ------------------------------
Date                                    Date

Address:                                Address:

360 Dominion Road                       Level 1, 17 The Corso
Auckland 3                              Manly
New Zealand                             NSW, Australia  2095

Phone:    64 9 638 7128                 Phone:    612 977 4277
Fax:      64 9 638 8422                 Fax:      612 977 4123

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

                            EXHIBIT A TO AGREEMENT

License Fees:
------------

     Licensee shall pay Licensor CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) of amounts actually received by Licensee from its customer for the License Materials until such time as the cost of development and production of the Licensed Materials has been recovered and then the Licensee shall pay Licensor CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION percent (CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION%) of amounts actually received by Licensee from its customer for the Licensed Materials. Licensee shall be entitled to a credit for unpaid amounts owed to Licensee, the return of Licensed Materials by Licensee' customers, rebates and refunds.

                             EXHIBIT B TO AGREEMENT


Description of Licensed Materials:

=========================================================================
         Title                   Author                Illustrator
  The Wrong-way-around     Kelvin Hawley            Kelvin Hawley
  World
-------------------------------------------------------------------------
  The Little Engine        Julie Holland            Chris Norfolk
-------------------------------------------------------------------------
  Cheese Please!           Kaylie Noble             Kelvin Hawley
-------------------------------------------------------------------------
  The Most Scary Ghost     Joy Cowley               Jo Davies
-------------------------------------------------------------------------
  Ten Loopy Caterpillars   Joy Cowley               Rodney McRae
-------------------------------------------------------------------------
  The Yukadoos             Joy Cowley               Rodney McRae
-------------------------------------------------------------------------
  Go Cat Go                Susan Leslie             Fred Ooms
-------------------------------------------------------------------------
  Down in the Woods        Susan Leslie             Fraser Williamson
=========================================================================

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